Exhibit 10.27

NOTE PURCHASE AGREEMENT (JANUARY 2019)

This Note Purchase Agreement (January 2019) (this "Agreement") is by and between BioLife4D Corporation, a Delaware corporation (the "Company"), and the undersigned subscriber ("Subscriber"). This Agreement shall be effective as of the date that it has been executed by both the Company and Subscriber (the "Effective Date"). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in Subscriber's Note (as defined below).

RECITALS

WHEREAS, the Company has authorized the sale and issuance of convertible promissory notes substantially in the form attached hereto as Exhibit A (each, a "Note," and collectively, the "Notes"), for the aggregate principal amount not in excess of the Offering Maximum (as defined below), pursuant to the terms and conditions of this Agreement. This Agreement is one in a series of agreements of like kind pursuant to which the offering contemplated hereby is conducted; and

WHEREAS, Subscriber desires to purchase from the Company, and the Company desires to issue and sell to Subscriber, one or more Notes on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the Company and Subscriber hereby agree as follows:

Definitions. The following capitalized terms shall have the following meanings as used herein:

"Affiliate" means, with respect to Subscriber, (i) any other person or entity who, directly or indirectly, controls, is controlled by, or is under common control with Subscriber, including without limitation any partner, member, manager, officer, director or employee of Subscriber or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such person or entity or (ii) any child, parent, spouse or other member of the same household of Subscriber who is a natural person referred to herein or a trust for the benefit of any such natural person.

"Consideration" shall mean the purchase price paid by Subscriber for Subscriber's Note(s) pursuant to this Agreement, as shown on the signature page hereto, which shall be in an amount not less than $250,000, unless the Company agrees to accept less.

"Offering Maximum" means an aggregate offering amount of up to $3,000,000.

2. Issuance of Notes. In return for the Consideration paid by Subscriber, the Company shall sell and issue to Subscriber, a Note having an original principal balance equal to the Consideration. Upon the execution of this Agreement, the Subscriber shall pay to the Company the Consideration shown on the signature page hereto with respect to the Note and the Company shall issue a Note with respect to such Consideration. Each Note shall be convertible

into Conversion Securities pursuant to the express terms and conditions of Subscriber's Note.

3. Closing. The closing of the purchase and sale of the Note(s) to Subscriber shall take place at such time and place remotely via exchange of documents and signatures. The following closing conditions shall apply:

3.1 To subscribe for a Note, Subscriber must, and does hereby agree to, deliver to the Company: (i) a completed and executed counterpart of the signature page to this Agreement, (ii) a certified or personal check, subject to collection, in an amount equal to the Consideration, made payable to the order of the Company, or a wire transfer in such amount to such bank account as shall be designated by the Company, and (iii) an executed Note.

3.2 The closing may be held via an exchange of electronic copies of all closing documents. The Company may have more than one closing under this Agreement; provided, however, that (i) the Company may not sell Notes totaling, in the aggregate, greater than the Offering Maximum and (ii) the Company may not sell Notes after June 30, 2019.

4. Representations and Warranties of Subscriber. In connection with the transactions provided for herein, Subscriber, hereby represents and warrants to the Company that:

4.1 Authorization. This Agreement constitutes Subscriber's valid and legally binding obligation, enforceable in accordance with its terms, except as it may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies. Subscriber represents that it has full power and authority to enter into this Agreement.

4.2 Purchase Entirely for Own Account. Subscriber acknowledges that this Agreement is made with Subscriber in reliance upon Subscriber's representation to the Company that the Note(s) and Conversion Securities (collectively, the "***Securities***") will be acquired for investment for Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Subscriber further represents that Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

4.3 Disclosure of Information. Subscriber acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Subscriber further represents that it has had an opportunity to ask questions and receive answers from the Company and its representatives regarding the Company and its business and prospects. Subscriber acknowledges and agrees that the only representations and warranties made by the Company to Subscriber are those made expressly in writing in Subscriber's Note, and that Subscriber is not relying on any other representations, warranties or promises in connection with the investment contemplated herein. Without limiting the

foregoing, Subscriber acknowledges that Subscriber's decision to enter into this Agreement is made in reliance solely upon its own judgment together with the advice of those advisors retained by Subscriber, if any.

4.4 Investment Experience. Subscriber is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Without limiting anything in this Section 4, Subscriber acknowledges that materials and information that may have been presented by the Company and its representatives may have included forward-looking statements, such as financial projections, business prospects and other such information, and that such information may not be accurate. Subscriber acknowledges that the forward-looking statements involve a number of known and unknown risks and uncertainties that may cause the Company's actual results or outcome to be materially different from those anticipated and that may have been presented to Subscriber. Such risks include the Company's nascent stage, customer acceptance and actual demand, which may differ significantly from expectations, the need for the Company to manage its growth, the need to raise funds for operations and other risks within the Company's industry. Market trends and external developments are subject to change beyond the control of the Company and could materially adversely affect future results, business and operations. Subscriber has adequate means of providing for its current needs, personal and family contingencies, and has no need for liquidity in the investment contemplated hereby. Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and has determined, either personally or in consultation with Subscriber's purchaser representative or attorney, that an investment in the Company is consistent with Subscriber's investment objectives and income prospects. Subscriber understands that the Company has incurred losses to date; that the Company may need to obtain additional capital through debt and/or equity financing to implement its business plan; and that there can be no assurance that such financing will be obtained or will be obtained on terms that are acceptable to the Company. Subscriber acknowledges and understands that there can be no assurance that the Company will be able to operate profitably in the future. Subscriber acknowledges and understands that the Company has not paid any distributions on its equity since its inception and, by reason of its present financial status and its contemplated financial requirements, does not contemplate or anticipate paying any distributions upon its equity in the foreseeable future.

4.5 Accredited Investor. Subscriber is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission, as presently in effect.

4.6 Restricted Securities. Subscriber understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

5. Limitations on Disposition. Subscriber's rights under this Agreement and/or any of the Notes shall not be transferable without prior written consent from the Company. Notwithstanding the foregoing, such consent shall not be required for the transfer of this Note to an Affiliate of Subscriber, provided that notice of such transfer is provided to the Company and such Affiliate agrees to be bound by all of the terms and conditions of this Agreement and the Note(s) being transferred on the same basis as applicable to the transferring Subscriber.

6. Information Rights. The Company shall provide to each holder of a Note (or any Conversion Securities), as soon as practicable, (i) unaudited annual financial statements and (ii) unaudited biannual financial statements. The Company shall further provide to each holder of a Note copies of all information that is provided to the Company's shareholders.

7. Legends. It is understood that the Notes may bear the following legend:

"THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAW REGISTRATION REQUIREMENTS HAVE BEEN MET OR (ii) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAW ARE AVAILABLE."

8. Company Covenant; Use of Proceeds. The Company hereby covenants and agrees that it may not incur any additional debt or other indebtedness without approval of holders of at least 50% of the aggregate outstanding principal amount of all Similar Notes (a "**Majority in Interest**"), except for (i) bona fide third-party debt from commercial lenders and equipment or capital lease financing and (ii) other ordinary course trade credits.

The Company shall use the proceeds of sale and issuance of the Notes to pursue the Company's business plans, including, without limitation, working capital needed for the operations of its business.

9. Miscellaneous.

9.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party

other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2 Governing Law. This Note shall be governed by the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

9.3 Jurisdiction; Venue; Waiver of Jury Trial. Any controversy or claim, action, suit or proceeding arising out of or relating to this Agreement or the Notes shall be brought in a State court in Cook County, Illinois or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and EACH OF THE PARTIES HERETO, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION OF SUCH COURTS AND WAIVES TRIAL BY JURY, IN EACH CASE IN CONNECTION WITH ANY CONTROVERSY, CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any controversy, claim, action, suit or proceeding arising out of or relating to the Agreement, the Notes, or the transactions contemplated hereby or thereby, in the courts of the State of Illinois or the United States of America, in each case located in Cook County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. Each party hereby irrevocably waives personal service of process and consents to process being served in any such controversy, claim, suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

9.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.6 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given if given in accordance with the notice provisions set forth in Subscriber's Note.

9.7 Finder's Fee; Fees and Expenses. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each party shall bear its own fees and expenses incurred in connection with this Agreement and the Notes.

9.8 Entire Agreement; Amendments and Waivers. This Agreement, the Notes and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. The Company's agreements with each Subscriber are separate agreements, and the sales of the Notes to each Subscriber are separate sales. Nonetheless, any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and a Majority in Interest subject to Section 9.9 hereof. Any waiver or amendment effected in accordance with this Section shall be binding upon each party to this Agreement and any holder of any Note purchased under this Agreement at the time outstanding and each future holder of all such Notes.

9.9 Effect of Amendment or Waiver. As a condition of entering into this Agreement and purchasing any Note(s), Subscriber acknowledges that by the operation of this Section 9.9 hereof, a Majority in Interest will have the right and power to diminish or eliminate all rights of Subscriber under this Agreement and each Note issued to Subscriber; provided, however, that a Majority in Interest may not, without Subscriber's consent, reduce the amount of the outstanding principal under Subscriber's Note, reduce the accrued and unpaid interest under the Note or reduce the prepayment fee with respect to prepayment of the Note.

9.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.11 Further Assurances. From time to time, each of the parties hereto shall execute and deliver such additional documents and shall provide such additional information as may be reasonably required to carry out the terms of this Agreement and the Notes and any agreements executed in connection herewith or therewith.

9.12 Representations and Warranties of the Company. The Company hereby makes the representations and warranties to each Subscriber as set forth on Schedule 9.12 attached hereto and made a part hereof.

9.13 Confidentiality. Each Subscriber agrees not to disclose the terms of this Agreement or the Notes or the existence of such terms to anyone other than such Subscriber's financial advisors and legal counsel and officers or directors (if applicable).

[Signature Page Follows]

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

Manner in Which Title is to be Held (check one)

✓ Individual Ownership
___Community Property
___Joint Tenant with Right of Survivorship (both parties must sign)
___Partnership
___Tenants in common
___Corporation
___Trust
___Other (please indicate)

Dated: 2/7/19

SUBSCRIBER

Company (if applicable):

$ 250,000
Principal Amount of Initial Note(s)

$ ____________
Principal Amount of Subsequent Note(s)

By: [signature]

Signature

Email: clay@csstrading.com

Telephone: 312-542-8551

Name: CLAYTON A. STRUVE

Title (if applicable):

Residence or Mailing Address:
175 W. JACKSON BLVD
SUITE #440
CHICAGO IL 60604

Tax Identification or Social Security Number: 326-42-8624

4544068/7/17438.000

The foregoing Purchase is accepted and the Company hereby agrees to be bound by its terms.

BIOLIFE4D CORPORATION

By: ______________________

Name: STEVEN MORRIS, CEO

Date: 01-31-2019

THIS CONVERTIBLE PROMISSORY NOTE (THIS "NOTE") AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAW REGISTRATION REQUIREMENTS HAVE BEEN MET OR (ii) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAW ARE AVAILABLE.

BIOLIFE4D CORPORATION

CONVERTIBLE PROMISSORY NOTE (JANUARY 2019)

JAN 31, 2019

1. Principal. BioLife4D Corporation, a Delaware corporation (the "**Company**"), promises to pay to the order of CLAYTON A. STRUNE (the "**Holder**"), the principal amount of $ 250,000 on, ______________, 2022 (the "**Maturity Date**"); provided, however, that the Company may extend the Maturity Date, in its sole and absolute discretion, to ______________, 2024 (the "**Extended Maturity Date**"). The principal amount of this Note shall have been funded to the Company by the Holder on or before the date of this Note. This Note is issued as part of a series of similar convertible promissory notes (each a "**Similar Note**") pursuant to the terms of that certain Note Purchase Agreement (January 2019), dated as of the date hereof (the "**Note Agreement**"). Any securities into which the Outstanding Amount (as defined below) is converted are referred to as "**Conversion Securities.**"

2. Interest. The Company promises to pay simple, non-compounding interest, on the basis of a 365-day year, on the outstanding principal amount of this Note at a rate per annum equal to: (i) 8.0%, from the date of this Note until the Maturity Date and (ii) 12.0%, from the Maturity Date until the Extended Maturity Date.

3. Repayment of Principal and Interest; Prepayment; Subordinated Debt. Except as set forth below in this Section 3, all unpaid and unconverted principal and interest on this Note (the "**Outstanding Amount**") shall be due and payable on the Maturity Date or the Extended Maturity Date if the Company extends the Maturity Date pursuant to Section 1. The Company may prepay, in whole, at its sole option and at any time prior to the Maturity Date or the Extended Maturity Date if the Company extends the Maturity Date pursuant to Section 1 (the "**Applicable Maturity Date**"), the Outstanding Amount; provided, however, that (i) if the Company prepays during the period beginning on the date hereof and ending on the one-year anniversary of the date hereof, then the Company shall pay a prepayment fee in an amount equal to 30% of the Outstanding Amount and (ii) if the Company prepays during the period beginning on the day after the one-year anniversary of the date hereof and ending on the two-year anniversary of the date hereof, then the Company shall pay a prepayment fee in an amount equal to 20% of the Outstanding Amount. The

Company shall provide the Holder not less than five days' prior notice of any prepayment of the Outstanding Amount.

4. Extraordinary Event. If the Outstanding Amount has not been converted into New Stock or common equity before the occurrence of an Extraordinary Event (as defined below), the Company shall provide the Holder with not less than five days' prior notice of the occurrence of an Extraordinary Event and, unless converted pursuant to Section 5 or 6, the Outstanding Amount plus any applicable prepayment fee shall become due and payable on the consummation of the Extraordinary Event notwithstanding any other provision of this Note, without presentment, demand, protest, notice of protest or other notice of dishonor of any kind, all of which are hereby expressly waived by the Company. "Extraordinary Event" means (i) the sale of all or substantially all of the assets of the Company, (ii) a merger, consolidation or other corporate reorganization (other than a merger, consolidation or other reorganization in which the Company's stockholders as constituted immediately prior to such transaction will, immediately after such transaction, hold at least 50% of the voting power of the surviving or acquiring entity), (iii) the sale, in any one or more related transactions, of 50% or more of the Company's outstanding voting securities (unless pursuant to a financing transaction) or (iv) an initial public offering of the Company's securities.

5. Automatic Conversion on Qualified Financing. If, prior to the Applicable Maturity Date, the Company completes a financing (which may occur at one or more closings) in which it sells equity securities with an aggregate sales price of at least $7,500,000 (excluding amounts converted under the Note or Similar Notes) for the principal purpose of raising capital (a "**Qualified Financing**"), the Outstanding Amount will automatically convert (the "**Qualified Financing Conversion**") into a number of securities issued at the closing(s) of such Qualified Financing (such securities, the "**New Equity**") determined by dividing the Outstanding Amount by 80% of the price per share of the New Equity. Notwithstanding the foregoing, the Company shall have the right, but not the obligation, to pay all accrued and unpaid interest under the Note prior to any conversion to New Equity in accordance with Section 3 above. The Qualified Financing Conversion will occur concurrently with the funding of the Qualified Financing which causes the financing to meet or exceed the threshold amount for a Qualified Financing. At the closing of a Qualified Financing, the Holder shall, as reasonably requested by the Company, execute and deliver the same type of documentation as that executed and delivered by the investor(s) in the Qualified Financing transaction.

6. Optional Conversion. Prior the one-year anniversary of the date hereof, the Holder may, at its option, elect to convert the Outstanding Amount into a number of shares of common stock of the Company (such shares, the "**Existing Equity**") determined by dividing the Outstanding Amount by 80% of the then-current price per share of the Existing Equity (the "**Optional Conversion**"). In order to convert this Note into the Existing Equity, the Holder shall deliver to the Company written notice of the Holder's exercise of its option to convert this Note into Existing Equity.

7. Conversion Mechanics. Upon any conversion of this Note into Conversion Securities, the Holder will deliver this Note to the Company for cancellation, and the Company will deliver to the Holder a certificate or certificates representing the appropriate number of shares, as the case may be, or other appropriate evidence of Conversion Securities. The Holder shall execute and deliver documentation reasonably requested by the Company to effectuate the

conversion. Conversion Securities shall not be issued in fractional shares upon any conversion effected pursuant to this Note. The Company shall deliver cash in lieu of any fractional shares.

8. Representations and Warranties of the Company. The Company represents and warrants to the Holder that the execution, delivery and performance by the Company of this Note have been duly authorized by all necessary actions on the part of the Company and that the Company has the power and authority to enter into and perform its obligations under this Note.

9. Representations and Warranties of the Holder. The Holder represents and warrants to the Company as follows:

(a) Securities Law Compliance. The Holder understands and acknowledges that both this Note and any securities into which this Note may be converted have not been registered under the Securities Act of 1933, as amended (the "**Securities Act**"), or any state securities laws and cannot be resold unless they are registered under the Securities Act and applicable state securities laws or an exemption from such registration requirements is available. Accordingly, the Holder understands that the Note and such securities must be held by the Holder indefinitely. The Holder is purchasing the Note for its own account for investment. The Holder has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. The Holder is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

(b) Access to Information. The Holder acknowledges that the Company has made its officers and representatives available for interview by the Holder and has furnished the Holder with all documents and other information requested by the Holder. The Holder acknowledges that the Company makes no representations or warranties with respect to any projections of the Company's future operations or financial results. The Holder acknowledges that any business plans prepared by the Company are subject to change and that any projections included in such business plans are speculative in nature and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

(c) Confidentiality. The Holder agrees to keep confidential any materials provided to the Holder by the Company in connection with the issuance, holding or conversion of this Note.

10. Acceleration. The Outstanding Amount shall become immediately due and payable in full without any action on the part of the Holder if the Company (i) files for bankruptcy or receivership or is the subject of any involuntary proceeding under any such law, or (ii) defaults in its performance of any agreement or covenant under the Note Agreement or this Note.

11. Replacement Note. If this Note is lost or destroyed, the Company will issue a replacement Note upon receipt of an indemnity or other assurance reasonably requested by the Company to protect it from any loss that it may suffer by reason of such replacement or subsequent presentment of the original Note.

12. Notices; Delivery. All notices or other communications required or permitted under this Note shall be in writing and mailed, emailed or delivered to each party as follows: (a) if to the Holder, to the address set forth on the signature page hereof, or at such other address or email address as the Holder furnishes the Company in writing, or (b) if to the Company, to BioLife4D Corporation, 250 Parkway Drive Suite 150 Lincolnshire, IL 60069, Attention: Steven Morris, email address: smorris@biolife4d.com with a copy to Horwood Marcus & Berk Chartered, 500 W. Madison, Suite 3700, Chicago, Illinois 60661, Attention: Jeffrey A. Hechtman, Esq., email address: jhechtma@hmblaw.com, or at such other address or email address as the Company or the Company's attorney, as the case may be, furnishes to the Holder in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being deposited with an overnight courier service of recognized standing, (iv) when delivered by email (with receipt of appropriate confirmation) or (v) three days after being deposited in the U.S. mail, first class with postage prepaid.

13. Waiver. The Company waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor.

14. Non-Waiver. The Holder's failure to enforce or exercise any right or remedy provided in this Note shall not be construed as waiving the right to enforce or exercise such or any other right or remedy at any later date.

15. Governing Law. This Note shall be governed by the laws of the State of Illinois, without regard to the conflict of laws provisions thereof.

16. Jurisdiction; Venue; Waiver of Jury Trial. Any controversy or claim, action, suit or proceeding arising out of or relating to this Note shall be brought in a State court in Cook County, Illinois or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and EACH OF THE PARTIES HERETO, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION OF SUCH COURTS AND WAIVES TRIAL BY JURY, IN EACH CASE IN CONNECTION WITH ANY CONTROVERSY, CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any controversy, claim, action, suit or proceeding arising out of or relating to this Note, or the transactions contemplated hereby, in the courts of the State of Illinois or the United States of America, in each case located in Cook County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. Each party hereby irrevocably waives personal service of process and consents to process being served in any such controversy, claim, suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

17. Amendments. This Note may be amended only with the written consent of the Company and holders of more than 50% of the aggregate outstanding principal amount of all

Similar Notes (a "**Majority in Interest**"); provided, however, that a Majority in Interest may not, without Holder's consent, reduce the amount of the outstanding principal under this Note, reduce the accrued and unpaid interest under this Note or reduce the prepayment fee with respect to prepayment of this Note.

18. Severability. If any provision of this Note shall for any reason be invalid, illegal or unenforceable, such provision shall not affect any other provision of this Note, and the remaining provisions of this Note shall remain in full force and effect.

19. Assignment. The Company's obligations under this Note may not be assigned without the consent of a Majority in Interest. The Holder may not assign, pledge or otherwise transfer its rights, remedies, obligations or liabilities under this Note without the prior written consent of the Company. Subject to the foregoing, the rights and obligations of the Company and the Holder shall be binding upon and inure to the benefit of the successors, assigns, heirs, administrators and permitted transferees of the parties.

20. Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, this Convertible Promissory Note has been executed on the date set forth above.

COMPANY:

BIOLIFE4D CORPORATION

By: [signature]
Its: CEO

AGREED AND ACCEPTED:

By: [signature]
Name: Clayton A. Strung

Address: 675 Arbor Dr
Lake Bluff IL 60044

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]